Business Combination Disclosure	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
Note 4—Acquisitions
We made our acquisitions in furtherance of our growth strategy that focuses on the acquisition of income producing businesses in order to monetize our net operating loss carryforwards.
Mid Pac Plan of Merger
On June 2, 2014, we and our subsidiary entered into an agreement and plan of merger with Koko’oha Investments, Inc., a Hawaii corporation (“Koko’oha”). Koko’oha owns 100% of the outstanding membership interests of Mid Pac Petroleum, LLC, a Delaware limited liability company (“Mid Pac”), which is the exclusive licensee of the “76” brand in the State of Hawaii and the owner/operator of several terminals and retail gasoline stations across Hawaii. Pursuant to the merger agreement, we expect to acquire 100% of Koko’oha and Mid Pac for $107 million, less estimated long-term liabilities, plus estimated merchandise and product inventory, subject to other adjustments as set forth in the merger agreement. Through a series of amendments to the merger agreement with Koko'oha, the date by which we or Koko'oha can terminate the merger agreement for failure to consummate the merger has been extended to March 31, 2015.
We believe we have satisfied the Federal Trade Commission's concerns under the Hart-Scott-Rodino Act and anticipate entering into a consent decree in mid-March. We expect to close the acquisition in April of 2015.
In connection with and due upon signing the Mid Pac merger agreement, we funded a $10 million deposit against the purchase price, which was funded through proceeds from the Term Loan and is included in Other long-term assets on our consolidated balance sheets. Please read Note 10—Debt for further information. We are obligated to deposit an additional $5 million against the purchase price within three days of the expiration of the waiting period under the HSR Act. If the merger agreement is terminated due to a breach of representations and obligations by us, we forfeit the deposits. If the merger agreement is terminated due to mutual consent, government order or closing does not occur on or before March 31, 2015, the deposits will be refunded to us. If the merger agreement is terminated due to Mid Pac's breach of representations and warranties, the deposits will be returned to us and Mid Pac will be obligated to pay us an additional $5 million if the termination occurs prior to the expiration or early termination of the waiting period under the HSR Act or $7.5 million if it occurs after. In 2014, we incurred $6.4 million in costs related to the Mid Pac acquisition.
Hawaii Independent Energy
On September 25, 2013, one of our subsidiaries completed the acquisition of Tesoro Hawaii which owned and operated a petroleum refinery in Kapolei, Hawaii, certain pipeline assets, floating pipeline mooring equipment, refined products terminals, and retail assets selling fuel products and merchandise on the islands of Oahu, Maui and Hawaii. Following the acquisition, Tesoro Hawaii was renamed Hawaii Independent Energy, LLC (“HIE”). The purchase price was $75 million, paid in cash plus net working capital and inventories at closing plus certain contingent earnout payments of up to $40 million. As a part of the purchase price, we also funded approximately $24.3 million of start-up expenses and for a major overhaul of a co-generation turbine used at the refinery prior to closing. The purchase price was paid with a portion of the net proceeds from the private placement common stock sale (please read Note 13—Stockholders' Equity), amounts received pursuant to the Supply and Exchange Agreements (please read Note 9—Supply and Exchange Agreements) and the ABL Facility (please read Note 10—Debt).
The contingent earnout payments, if any, are to be paid annually following each of the three calendar years beginning January 1, 2014 through the year ending December 31, 2016, in an amount equal to 20% of the consolidated annual gross margin of HIE in excess of $165 million during such calendar years, with an annual cap of $20 million. In the event that the refinery ceases operations or we dispose of any facility used in the acquired business, our obligation to make earnout payments could be modified and/or accelerated. There were no earnout payments due based on the results for the year ended December 31, 2014.
We accounted for the acquisition of HIE as a business combination whereby the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values on the date of acquisition. Goodwill recognized in the transaction was attributable to opportunities expected to arise from combining our operations with HIE’s, and utilization of our net operating loss carryforwards, as well as other intangible assets that do not qualify for separate recognition. In addition, we recorded certain other identifiable intangible assets including trade names and trademarks. These intangible assets will be amortized over their estimated useful lives on a straight line basis, which approximates their consumptive life.
During 2014, we finalized the HIE acquisition purchase price allocation. The primary purchase price allocation adjustments related to the finalization of the post-retirement medical plan, working capital settlements, and allocating value to underground storage tanks installed by Tesoro Corporation in conjunction with the Environmental Agreement. Please read Note 14—Benefit Plans and Note 12—Commitments and Contingencies for additional information. We believe these adjustments did not have a material impact on prior periods.

A summary of the final estimated fair value of the assets acquired and liabilities assumed is as follows (in thousands):

Inventory	$418,750
Trade accounts receivable	59,553
Prepaid and other current assets	2,497
Property, plant and equipment	59,670
Land	39,800
Goodwill	13,796
Intangible assets	4,596
Accounts payable and other current liabilities	(18,542)
Contingent consideration liability	(11,980)
Other non-current liabilities	(7,561)
Total	$560,579

The acquisition was partially funded from proceeds totaling approximately $378.2 million from the Supply and Exchange Agreements. Please read Note 9—Supply and Exchange Agreements for further information. None of the goodwill or intangible assets are expected to be deductible for income tax reporting purposes. Acquisition costs of approximately $7 million are included in Acquisition and integration expense on our consolidated statement of operations for the year ended December 31, 2013.
The unaudited pro forma financial information for the year ended December 31, 2013 presented below assumes that the HIE acquisitions occurred as of January 1, 2013 (in thousands):

Revenues	$2,987
Net income	$(122)

Revenue and earnings for HIE subsequent to the acquisition are included in the refining and distribution segment and the retail segment in Note 17—Segment Information.